Exhibit 10.6

Lafayette Square Empire BDC, Inc.

Lafayette Square Southeast BDC, Inc.

Lafayette Square Mid-Atlantic BDC, Inc.

Lafayette Square Gulf Coast BDC, Inc.

[●]

(each, a “Company”)

SUBSCRIPTION AGREEMENT

THE SHARES OF EACH COMPANY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES OR OTHER JURISDICTIONS. THE SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

This Subscription Agreement (“Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned (as defined below, “you” or the “Subscriber”) to purchase the number of shares of common stock, par value $0.001 per share (the “Shares”), of the specific Company or Companies indicated on the signature page attached hereto, through periodic calls of all or a portion of capital amounts of the Subscriber’s aggregate capital commitment (the “Commitment”) in the amount set forth on the signature page below. Capitalized terms used herein shall have the same meanings herein as defined in the relevant Company’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented from time to time, the “Memorandum”), unless otherwise defined herein.

In addition to completing and signing the signature page to this Subscription Agreement, each Subscriber must complete any necessary attachments contained in this package (such attachments, together with the Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the individual or entity for whose account the Shares shall be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement are incorporated by reference herein.

(a)            Investor Questionnaire. Complete Appendix A attached to this Subscription Agreement.

(b)           Tax Forms. Fill in, sign (print name and title of authorized signatory, if applicable) and date the attached Form W-9. Each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, in accordance with the instructions to such Form (please use the most recent version of the applicable tax form). These tax forms are available on request from the Company and may also be obtained from www.irs.gov. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

(c)            Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes.

(i) For Corporations: certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(ii) For Partnerships: certified documentation evidencing the partnership’s existence and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).

(iii) For Limited Liability Companies: certified documentation evidencing the limited liability company’s existence and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(iv) For Trusts: a copy of the trust agreement.

(v) For Employee Benefit Plans: Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

(d)            Delivery of Subscription Documents. One (1) original completed and executed copy of the Subscription Agreement and all of the documents referred to in clauses (a) through (c) above, should be delivered to the Company at the address set forth at the beginning of this Subscription Agreement.

(e)            Acceptance by the Company. If the Company accepts the Subscriber’s subscription (in whole or in part), a fully executed set of the Subscription Documents shall be returned to the Subscriber. The Company may accept and countersign this Subscription Agreement (in whole or in part) at any time.

1.              Subscription.

(a)            The Subscriber acknowledges and agrees that this subscription (i) is irrevocable on the part of the Subscriber, (ii) is conditioned upon acceptance by the relevant Company or Companies and (iii) may be accepted or rejected in whole or in part by the relevant Company or Companies in its or their sole discretion at any time. The Subscriber agrees to be bound by all the terms and provisions of this Subscription Agreement, each applicable Memorandum, each Company’s bylaws, in the form attached hereto as Appendix B (as amended and restated from time to time, the “Bylaws”), the Certificate of Incorporation of each Company, in the form attached hereto as Appendix C (as amended and restated from time to time, the “Charter”), each Investment Advisory Agreement by and between LS BDC Adviser, LLC (the “Adviser”) and each Company, in the form attached hereto as Appendix D (as amended, the “Advisory Agreement”), and each Administration Agreement by and between each Company and LS Administration, LLC (the “Administrator”), in the form attached hereto as Appendix E (as amended, the “Administration Agreement” and, together with the Memorandum, the Bylaws, the Charter and the Advisory Agreement, the “Operative Documents”).

(b)           In reliance upon the representations and warranties contained in this Subscription Agreement, you irrevocably subscribe for and agree to purchase Shares, on the terms and conditions described in this Subscription Agreement and in the Operative Documents, for an aggregate purchase price equal to the portion of your requested Commitment to each Company that is accepted by each such Company under the terms and conditions set forth herein. You agree to fund a capital contribution to purchase Shares (up to the amount of your Undrawn Commitment, as defined below) each time each such Company delivers a drawdown notice (the “Drawdown Notice”) to you, which notice shall be delivered in respect of such Commitment at least 10 business days (as defined in Rule 14d-1 under the U.S. Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the “Exchange Act”) (“Business Days”)) prior to the required funding date (each, a “Drawdown Date,” which, for the avoidance of doubt, excludes any Catch-Up Date (as defined below)). New Shares shall be issued on each Drawdown Date or Catch-Up Date, in respect of the applicable drawdown. The minimum Commitment is $1,000,000.00, subject to the discretion of the Company to accept a lower amount.

(c)            The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s obligation to pay the Drawdown Purchase Price or Catch-Up Purchase Price (as defined below) (or portion thereof), as applicable, identified in each Drawdown Notice.

(d)           Each relevant Company shall file or has filed a registration statement on Form 10 (as amended from time to time, the “Registration Statement”) for the registration of its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Exchange Act. The Registration Statements are not the offering documents pursuant to which the Companies are conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained or incorporated by reference in the Memorandum, together with reports the Companies may file under the Exchange Act from time to time, in making its investment decisions. The Companies have entered into or expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

2.             Acceptance of Subscription; Closings.

This Subscription Agreement is made subject to the following terms and conditions:

(a)           Each Company shall have the right, in its absolute discretion, to reject this subscription in whole or in part, in any order (relative to Other Investors), at any time for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D promulgated by the SEC under the U.S. Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason, notwithstanding prior receipt by you of notice of acceptance of your subscription.

(b)           If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber shall be so notified and the Subscriber agrees to deliver promptly upon a Company’s request a new signature page to this Subscription Agreement with respect to which the Subscriber’s Commitment shall be such lesser amount as may be determined by a Company.

(c)           If the Subscriber’s subscription is wholly rejected, the executed copies of this Subscription Agreement shall be returned to the Subscriber.

(d)           The closing of the subscription for the Shares by the Subscriber (the “Closing”) shall take place on the date that this Subscription Agreement (having been properly and fully completed and signed by the Subscriber) is accepted in whole or in part by the relevant Company or Companies (the date of such acceptance, which shall be indicated on the signature page hereto, being hereinafter referred to as the “Closing Date”).

(e)           Each Company may hold, subject to the sole discretion of such Company’s Board of Directors (the “Board”), and expects to hold, a number of closings subsequent to the Initial Drawdown Date (as defined below) (each date on which a subsequent closing is held, a “Subsequent Closing Date”). In the event that the Subscriber is permitted by such Company to increase its Commitment on any Subsequent Closing Date, the Subscriber shall be required to enter into an addendum to this Subscription Agreement covering such additional capital commitment and shall be treated as if it were making a new capital commitment to such Company and be required to pay the relevant Catch-Up Purchase Price (as defined below) on one or more of the subsequent Catch-Up Dates in accordance with Section 3(c) below.

(f)            The Subscriber agrees to provide any information reasonably requested by a Company to verify the accuracy of the representations contained herein, including the Investor Questionnaire attached hereto as Appendix A (the “Investor Questionnaire”).

(g)           Unless otherwise communicated to Subscriber by a Company, including through a Memorandum, Subscriber’s subscription will be deemed accepted by the relevant Company upon the earlier of the following: (a) the execution of a counterpart signature page to this Subscription Agreement by or on behalf of the Company and (b) two (2) Business Days prior to the time Shares are first issued to Subscriber. Subscriber acknowledges and agrees that if Subscriber’s subscription to purchase such Shares is accepted in whole or in part, (a) Subscriber will, with no further action on Subscriber’s part, become a Shareholder, (b) Subscriber agrees with the Company, with the other Shareholders of the Company and with other subscribers admitted to the Company either at or after the date of Subscriber’s admission that, with effect from such admission, Subscriber and such persons will be bound by and will comply with the provisions, terms and obligations of an investment in the Company as described in the Memorandum, the Charter and the Bylaws, and (c) Subscriber will be irrevocably and unconditionally obligated to purchase Shares, at the times and as contemplated by the Charter, the Bylaws and the Memorandum, in a total amount equal to the amount of the accepted portion of the “Capital Commitment” listed in this Subscription Agreement.

3.             Capital Drawdowns

(a)           Share Issuances and Related Definitions. Subject to the provisions of this Section 3, you agree that on each Drawdown Date (other than the Initial Drawdown Date, as set forth in Section 3(b)), you shall purchase from each relevant Company, and each such Company shall issue to you, a number of Shares equal to the Drawdown Share Amount (as defined below) at an aggregate price equal to the Drawdown Purchase Price (as defined below); provided, however, that in no circumstance shall you be required to purchase Shares for an amount in excess of your Undrawn Commitment.

On each Drawdown Date or Catch-Up Date, you shall pay the Drawdown Purchase Price or Catch-Up Purchase Price (or portion thereof), as applicable, to each relevant Company by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the applicable Drawdown Notice, which payment shall constitute a drawdown purchase (the “Drawdown Purchase”). On the date of the receipt of the Subscriber’s first Drawdown Purchase, assuming the Closing has taken place, the Subscriber shall be registered as a shareholder of each such Company (a “Shareholder”).

Shares issued on each Drawdown Date and Catch-Up Date will be offered on a private placement basis and generally be issued at a price per Share equal to each relevant Company’s then-current net asset value (“NAV”) per Share. For the avoidance of doubt, no Company shall issue Shares for any portion of the Subscriber’s Commitment that has not been paid to such Company and used to purchase Shares pursuant to one or more Drawdown Notices (the “Undrawn Commitment”). For purposes of this calculation, the NAV per Share may be based on the NAV per Share calculated at the end of such Company’s most recent calendar quarter prior to the date of the applicable Drawdown Notice or issuance date or as otherwise determined by the Board (including any authorized committee thereof) in accordance with such Company’s valuation policy, subject to the limitations of Section 23 under the U.S. Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the “Investment Company Act”) (which generally prohibits a Company from issuing Shares at a price below the then-current NAV, subject to certain exceptions). Notwithstanding anything to the contrary in this Subscription Agreement, nothing shall prohibit a Company, at the Board’s discretion based on a variety of factors, including the total amount of the Company’s Organizational Expenses (as defined below) and other expenses, from issuing Shares at a per share price greater than the NAV per Share.

“Initial Drawdown Date” shall mean the first date on which a Company requires Subscribers (other than in connection with the purchase of membership interests by the Initial Members) to make their initial capital contribution to purchase Shares.

“Catch-Up Date” shall mean each date subsequent to the Initial Drawdown Date on which Subscribers whose subscriptions are accepted on a Subsequent Closing Date are required, as determined by a Company in its sole discretion, to make capital contributions to purchase Shares.

“Drawdown Purchase Price” shall mean, for each Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Commitments being drawn down by the Company from all Subscribers on that Drawdown Date by (ii) a fraction, the numerator of which is the Undrawn Commitment of the Subscriber and the denominator of which is the aggregate Undrawn Commitments of all Subscribers that are not Defaulting Shareholders (as defined in Section 4) or Excluded Investors (as defined in Section 3(f)).

“Catch-Up Purchase Price” shall mean an aggregate purchase price in U.S. dollars required to be paid by a Subscriber on one or more Catch-Up Dates to purchase a number of Shares necessary to ensure that, upon payment of the aggregate purchase price by the Subscriber on the applicable Catch-Up Dates, such Subscriber’s Net Contributed Capital Percentage (as defined below) shall be equal to the Net Contributed Capital Percentage of all prior Subscribers (other than any Defaulting Shareholders and Excluded Investors). For the avoidance of doubt, a Subscriber’s Catch-Up Purchase Price may be paid by such Subscriber over one or more Catch-Up Dates, as determined by the relevant Company in its sole and absolute discretion.

“Drawdown Share Amount” shall mean, for each Drawdown Date other than the Initial Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Drawdown Date by (ii) the applicable then-current NAV per Share.

“Adjusted Drawdown Share Amount” shall mean, for the Initial Drawdown Date or any Catch-Up Date, as applicable, a number of Shares determined by dividing (i) the Subscriber’s Drawdown Purchase Price or Catch-Up Purchase Price (or portion thereof), as applicable, minus such Subscriber’s pro rata portion of the Organizational Expenses (as defined below) incurred by the relevant Company as of such date, to the extent not already incurred by such Subscriber, by (ii) the applicable then-current NAV per Share. With respect to clause (i), in the event that only a portion of a Subscriber’s Catch-Up Purchase Price is required to be paid on a Catch-Up Date, the Subscriber’s pro rata portion of the Organizational Expenses to be subtracted from the Catch-Up Purchase Price on such Catch-Up Date shall be adjusted accordingly.

“Net Contributed Capital” shall mean, with respect to a Subscriber, (i) the aggregate amount of funding of Commitments that has been made by such Subscriber in respect of purchases of Shares less (ii) the aggregate amount of distributions categorized as a return of such Subscriber’s capital contributions, as determined by the Board, made by the Company to such Subscriber in respect of its Shares. For the avoidance of doubt, Net Contributed Capital shall not take into account distributions of a Company’s investment income (i.e., proceeds received in respect of interest payments, dividends or fees) to the Subscribers and, with respect to the Initial Members, shall not take into account any capital contributions made prior to the Initial Drawdown Date to purchase membership interests of such Company.

“Net Contributed Capital Percentage” shall mean, with respect to a Subscriber, the percentage determined by dividing such Subscriber’s Net Contributed Capital by such Subscriber’s Commitment.

“Organizational Expenses” shall mean any and all expenses incurred in connection with the formation, organization, registration and qualification of a Company and in connection with the registration, offer and sale of the Shares, including, without limitation, the following: legal and accounting fees; printing, mailing, and distributing costs; filing, registration, and qualification fees and expenses, in each case as more fully described and qualified in the relevant Memorandum.

(b)         Initial Drawdown Date. If your Commitment is accepted by the Company on the first closing date on which the Company accepts Commitments to purchase Shares from non-affiliated Investors, you shall be required to pay your Drawdown Purchase Price on the Initial Drawdown Date. Upon such payment, the Company shall issue the Adjusted Drawdown Share Amount to you.

(c)         Catch-Up Dates. If your Commitment is accepted by the relevant Company or Companies on any Subsequent Closing Date, you shall be required to pay on one or more Catch-Up Dates, each of which shall be within ten (10) Business Days’ of receiving a Drawdown Notice from such Company or Companies, the Catch-Up Purchase Price or a portion thereof. Upon such payment, such Company or Companies shall issue the Adjusted Drawdown Share Amount to you.

The Catch-Up Dates for each Investor shall occur on any date on or following the applicable Subsequent Closing Date and on or prior to the next Drawdown Date. For the avoidance of doubt, in the event that a Catch-Up Date and a Drawdown Date occur on the same calendar day, such Catch-Up Date shall be deemed to have occurred immediately prior to the relevant Drawdown Date.

(d)         You agree to bear a pro rata portion of the Organizational Expenses in connection with your investment in the Company (i.e., at the time of the Initial Drawdown Date or a Catch-Up Date, as applicable). If you increase your Commitment on any Subsequent Closing Date, you shall be required to bear your incremental pro rata portion of the Organizational Expenses on one or more Catch-Up Dates.

(e)         At each Drawdown Date following a Subscriber’s payment of the Drawdown Purchase Price on the Initial Drawdown Date or the Subscriber’s payment of its Catch-Up Purchase Price on one or more Catch-Up Dates in connection with a new Commitment, as applicable, such Subscriber shall purchase Shares in accordance with the standard provisions for Drawdown Dates described above in Section 3(a).

(f)          Notwithstanding anything to the contrary contained in this Subscription Agreement, a Company shall have the right to exclude any Investor (such Investor, an “Excluded Investor”) from purchasing Shares from the Company on any Drawdown Date or Catch-Up Date in the Company’s sole discretion, including if, in the reasonable discretion of such Company, there is a substantial likelihood that such Investor’s purchase of Shares at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Investor or any Other Investor, such Company, the Adviser or a portfolio company would be subject or (ii) cause the assets of such Company to be considered “plan assets” (within the meaning of Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for purposes of Title I of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(g)         If at any time a Company determines, after consultation with the affected Subscriber and counsel to such Company, that there is a reasonable likelihood that the continuing participation in such Company by such Subscriber would cause a Material Burden (other than on such Subscriber), such Subscriber will, upon the written request of such Company, use commercially reasonable efforts to dispose of such Subscriber’s Shares in the Company (or such portion of its Shares as such Company shall determine is sufficient to prevent or remedy such Material Burden) to any person at a price per Share equal to the then-current NAV per Share, in a transaction that complies with Section 9 (in which case the Company shall use commercially reasonable efforts to work with such Subscriber to facilitate the transaction).

“Material Burden” shall mean (i) a material violation of a statute, rule, regulation or governmental administrative policy of a U.S. federal or state or non-U.S. governmental authority or stock exchange regulatory organization that is reasonably likely to have a material adverse effect on the Company, a portfolio company or any affiliate thereof, the Adviser or any of their respective affiliates or on any Subscriber or any affiliate of any such Subscriber or, with respect to a Shareholder that is an “employee benefit plan” (as defined in ERISA) that is subject to ERISA or a “plan” (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code (an “ERISA Shareholder”), the sponsor of such ERISA Shareholder or any of such sponsor’s affiliates, (ii) an occurrence, without the Company’s consent, that is reasonably likely to subject the Company, a portfolio company or any affiliate thereof, the Adviser or any of their respective affiliates or any Subscriber or any affiliate of any such Subscriber, or, with respect to an ERISA Shareholder, the sponsor of such ERISA Shareholder or any of such sponsor’s affiliates, to any material non-tax regulatory requirement to which it would not otherwise be subject, or that is reasonably likely to materially increase any such regulatory requirement beyond what it would otherwise have been or (iii) an occurrence that is reasonably likely to constitute or otherwise result in a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or a violation of any provisions of any other U.S. federal, state, local or other laws or regulations that are similar to the prohibited transaction provisions contained in ERISA or Section 4975 of the Code (collectively, “Similar Laws”).

(h)         If any Subscriber is excused from funding a capital drawdown pursuant to Sections 3(f) or (g) above, the relevant Company is authorized to issue an additional capital drawdown on the non-Excluded Investors or other Subscribers sufficient to make up such shortfall, provided that no Subscriber shall ever be required to fund capital drawdowns in excess of its Undrawn Commitment.

(i)            In addition, notwithstanding anything to the contrary contained in this Subscription Agreement, each Company shall have the power to take certain actions to avoid having (i) the assets of such Company characterized as “plan assets” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code, or any Similar Law, including, without limitation, the right, as permitted by applicable law, to cause an Investor that is a “benefit plan investor” (within the meaning of Section 3(42) of ERISA) to withdraw from such Company in whole or in part and (ii) the Company and the Adviser being considered a fiduciary of any Investor for purposes of Title I of ERISA, Section 4975 of the Code or any applicable Similar Law. While the Companies do not expect that it will need to exercise such power, the Companies cannot give any assurance that such power will not be exercised.

(j)            You acknowledge and agree that the Company may draw down on Commitments to make investments and for other general corporate purposes at any time on or prior to the seventh anniversary of the Initial Drawdown Date, subject to extension for up to an additional one-year period in the discretion of the Board (such period, including any such extension, the “Investment Period”). Following the Investment Period, the Company shall cease drawing down on Commitments except as described in (k) below. If the Company does not complete a Liquidity Event (as defined below) on or prior to the tenth anniversary of the Initial Drawdown Date (subject to an additional one-year period extension in the sole discretion of the Board), the Board shall use its commercially reasonable efforts to wind down, sell and/or liquidate and dissolve the Company in an orderly manner (subject to market conditions, any necessary shareholder approvals and applicable law, including the Investment Company Act) (such period, including any such extension, the “Wind-Down Period”). A “Liquidity Event” means (1) a quotation or listing of our Common Stock on a national securities exchange, including an initial public offering (an “Exchange Listing”) or (2) a Sale Transaction. A “Sale Transaction” means (a) the sale of all or substantially all of our capital stock or assets to, or another liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer. Potential acquirers could include other business development companies (“BDCs”) and entities that are not BDCs, in each case, that are advised by the Adviser or its affiliates. At any time during the Wind-Down Period, the Board may seek stockholder approval for a transaction (an “Accelerated Liquidity Event”) in which we would sell all or substantially all of our assets to, or another liquidity event with, an entity for consideration of cash and/or publicly listed securities of the acquirer. Potential acquirers could include other BDCs and entities that are not BDCs, in each case, that are advised by the Adviser or its affiliates. For the avoidance of doubt, an Accelerated Liquidity Event does not include an initial public offering or listing on a national securities exchange of the Company’s common stock. You shall have no right to approve a Liquidity Event, including a merger or other transaction with an affiliate, except as required by applicable law.

(k)           Following the Investment Period, a Company may continue to draw down Commitments to the extent necessary to: (1) pay its expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations and any other liabilities, contingent or otherwise, and/or (2) complete investments or obligations (including guarantees) in any transactions for which the Company has entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle, or binding written agreement as of the end of the Investment Period (including investments that are funded in phases).

(l)            You waive any counterclaim to, and any right to any setoff or reduction of, your obligation to make capital calls to each Company based on any claim that you have against any person (without prejudice to your right to assert such claim in a separate action).

(m)          You shall be deemed to have reaffirmed, as of the date on which you fund any future capital call, each and every representation and warranty made, and all information provided, by you in this Subscription Agreement or that is incorporated by reference.

4.             Default. You acknowledge and agree that, if you fail to purchase Shares as part of a capital call, in part or in full, or otherwise fail to pay all or any portion of the Drawdown Purchase Price or Catch-Up Purchase Price (or portion thereof) due on any Drawdown Date or Catch-Up Date, as applicable, or other required payment to a Company, and such failure remains uncured for a period of 10 calendar days, you shall be delinquent in your obligations to such Company. Any payments made by you after such 10-calendar-day cure period shall be applied to purchase Shares at the next available quarterly NAV determined by the Board. You further acknowledge and agree that, if you are and remain delinquent upon two occasions at any point prior to a Liquidity Event (occasions do not have to be consecutive), you shall be a “Defaulting Shareholder” and shall be in default of your obligations to such Company, and such Company shall be permitted to pursue one or any combination of the following remedies:

(a) such Company may prohibit the Defaulting Shareholder from purchasing any additional Shares on any future Drawdown Date or otherwise participating in any future investments in such Company;

(b) such Company may, in its sole discretion and as permitted by applicable law, transfer up to fifty percent (50%) of the Shares then held by the Defaulting Shareholder on the books of such Company, without any further action being required on the part of the Defaulting Shareholder, to the Other Investors (other than any defaulting Other Investor), pro rata in accordance with their respective Commitments; provided, however, that notwithstanding anything to the contrary contained in this Subscription Agreement, no Shares shall be transferred to any Other Investor pursuant to this Section 4(b) in the event that such transfer would (i) violate the Securities Act, the Investment Company Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to such Company or such transfer, (ii) be a “prohibited transaction” under ERISA or Section 4975 of the Code or (iii) cause all or any portion of the assets of such Company to constitute “plan assets” under ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent the relevant Other Investor from receiving a partial allocation of its pro rata portion of the Defaulting Shareholder’s Shares); provided, further, that any Shares that have not been transferred to one or more Other Investors pursuant to the previous proviso shall be allocated among the participating Other Investors pro rata in accordance with their respective Commitments. The mechanism described in this Section 4(b) is intended to operate as a liquidated damage provision, since the damage to such Company and Other Investors resulting from a default by the Defaulting Shareholder is both significant and not easily quantified. By entry into this Subscription Agreement, the Subscriber agrees to this transfer and acknowledges that it constitutes a reasonable liquidated damage remedy for any default in the Subscriber’s obligation of the type described; and

(c) such Company may pursue any other remedies against the Defaulting Shareholder available to the Company at law or in equity, subject to applicable law. No course of dealing between a Company and any Defaulting Shareholder, and no delay in exercising any right, power or remedy conferred in this Section 4 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, each Company may in its discretion institute a lawsuit against the Defaulting Shareholder for specific performance of its obligation to pay any Drawdown Purchase Price or Catch-Up Purchase Price (or portion thereof), as applicable, and any other payments to be made by the Defaulting Shareholder pursuant this Subscription Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Subscription Agreement, the Subscriber agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of such Company in connection with the enforcement of this Subscription Agreement against the Subscriber sustained as a result of any default by the Subscriber and (ii) that any such payment shall not constitute payment of a Drawdown Purchase Price or Catch-Up Purchase Price, as applicable, or reduce the Subscriber’s Commitment. The Subscriber agrees that this Section 4 is solely for the benefit of the relevant Company and shall be interpreted by such Company against the Defaulting Shareholder in the discretion of such Company. The Subscriber further agrees that the Subscriber cannot and shall not seek to enforce this Section 4 against a Company or any Other Investor in a Company.

5.       Pledging. Without limiting the generality of the foregoing, you specifically agree and consent that each Company may, at any time, and without further notice to or consent from you, directly or indirectly grant security over and, in connection therewith, Transfer (as defined in Section 7(a)) some or all of your Undrawn Commitment, including such Company’s right to deliver Drawdown Notices or otherwise draw down capital from you pursuant to this Subscription Agreement and receive the Drawdown Purchase Price or Catch-Up Purchase Price, as applicable (and any related rights and remedies of the Company related thereto), to lenders or other creditors or holders of other obligations or guarantees of such Company, in connection with any indebtedness, guarantee or surety of the Company (such right of the Company with respect to you and Other Investors, collectively, the “Assigned Rights”); provided, that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Company’s right to draw down capital pursuant to Section 3; provided, further, that, for the avoidance of doubt, the Company may exclude from such Assigned Rights all or a portion of the Assigned Rights of any Investors to the extent restricted under, or considered by the Board to be necessary or desirable to facilitate compliance with, applicable laws or regulations, including the ERISA, the Investment Company Act and the Sarbanes-Oxley Act of 2002, as amended. In connection with any such secured financing, borrowing, indebtedness or guaranty (a “Subscription Facility”), you specifically agree to and acknowledge, for the benefit of each Company and such lenders, the following:

(a) each Company may incur indebtedness for purposes pursuant to a Subscription Facility and, in connection with any Subscription Facility of the Company and of any of its affiliates that are party to a Subscription Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Undrawn Commitments, (iii) the Company’s rights to issue Drawdown Notices and collect on the Undrawn Commitment of any Subscriber hereunder, (iv) the Commitments made to the Company; (v) the Company’s right to exercise remedies against the Investors for failure to pay for such Shares as required by the Drawdown Notices, (vi) the bank account into which the payments for such Shares shall be wired on the applicable Drawdown Dates and/or Catch-Up Dates, and (vii) any related collateral and proceeds thereof;

(b) any such collateral pledge may be made directly by a Company to the lender of the Subscription Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then pledges such rights ultimately to the lender under the Subscription Facility;

(c) the lender (or agent for the lenders) under a Subscription Facility is relying on each Investor’s Commitment and Undrawn Commitment as its primary source of repayment and may issue future Drawdown Notices and may exercise all remedies of the Company with respect thereto as part of such lenders’ remedies under the Subscription Facility;

(d) in the event of a failure by any Investor to pay for such Shares, the Company and such lender are entitled to pursue any and all remedies available to each of them under this Subscription Agreement, including issuing additional Drawdown Notices to non-Defaulting Shareholders in order to make up any deficiency caused by the default of the relevant Investor, whose ownership in the Company would be diluted as a result;

(e) your obligation to fund Drawdown Notices pursuant to this Subscription Agreement is irrevocable, and shall be without setoff, counterclaim or defense of any kind, including any defense pursuant to Section 365 of the U.S. Bankruptcy Code; provided that (x) any such agreement to make capital contributions without defense, counterclaim or offset of any kind shall not be effective with respect to any Shareholder that is a Plan (defined below) subject to Title I of ERISA or Section 4975 of the Code unless such agreement shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (y) in no event shall the Shareholders be obligated to make capital contributions in excess of their respective Undrawn Commitment and (z) such pledge (or equivalent grant of security interest) and/or acknowledgement and agreement to make capital contributions shall not result in the loss of a Shareholder’s limited liability status under the Operative Documents or act as a waiver by such Shareholder of its right to assert independently any claim that it may have against the Company under this Subscription Agreement, except that, in connection with the foregoing, the Company shall have right to agree to subordinate distributions to the Shareholders hereunder to payments required in connection with any indebtedness contemplated hereunder;

(f) you have received full and adequate consideration on the Closing Date for the entirety of your Commitment, notwithstanding that the Commitment is to be paid and Shares are to be issued in subsequent installments, and any defense of non-consideration or similar defenses for your subscription are hereby waived by you, whether in bankruptcy, insolvency, receivership or similar proceedings or otherwise, including any failure or inability of the Company to issue Shares or for any such Shares to have positive value on the date of a Drawdown Notice;

(g) each Company may use the proceeds of any Share issuance for repaying outstanding loans under the Subscription Facility;

(h) each Company may reveal your identity on a confidential basis to the lenders under a Subscription Facility;

(i) upon the reasonable request of a Company, you shall provide such Company with copies of your financial statements to the extent such financial statements are not otherwise publicly available, including as prepared or reviewed by independent public accountants in connection with your annual reporting requirements, and information about your beneficial owners to enable the Company to comply with underwriting requests from any lender under a Subscription Facility;

(j) any payment of a claim that you may have against a Company or another Investor shall be subordinate to the payment of any claim a lender under the Subscription Facility may have against such Company or such Investor;

(k) from time to time upon request, you shall provide for the benefit of any lender under a Subscription Facility a certificate setting forth your then Undrawn Commitment;

(l) you acknowledge and confirm that the terms of the applicable Subscription Facility and each agreement executed in connection therewith can be modified (including, without limitation, increases, decreases or renewals of credit extended, or the release of any guarantee or security) without further notice to you and without your consent; provided, however, that in no event shall any such modification of any such document alter your rights or obligations hereunder without your written consent;

(m) the making and performance of your obligations hereunder constitute private and commercial acts rather than governmental or public acts, and that neither you nor any of your properties or revenues has any right of immunity from suit, court jurisdiction, execution of a judgment or from any other legal process with respect to your obligations hereunder, and to the extent that you may hereafter be entitled to claim any such immunity, or to the extent that there may be attributed to you such an immunity (whether or not claimed), unless otherwise agreed in writing by the Company, you hereby irrevocably agree not to claim and hereby irrevocably waive such immunity;

(n) upon the withdrawal or transfer of your interest in the Company in accordance with the terms hereof, you acknowledge that you may be required prior to the effectiveness of such withdrawal or transfer to fund a Drawdown Notice to repay amounts outstanding under the Subscription Facility equal to your share thereof; provided that you shall not be required to fund a Drawdown Notice in excess of your Undrawn Commitment;

(o) in the event that, as a result of any such pledge, mortgage, assignment, transfer or grant of a security interest, a Subscriber makes a payment directly to the Company account as requested by a lender under a Subscription Facility, such payment shall be deemed to reduce the Subscriber’s Commitment to the Company in all respects by a corresponding amount; and

(p) that the lenders under a Subscription Facility are third-party beneficiaries of this Subscription Agreement who may rely on your agreements in this Section 5 in providing a Subscription Facility to a Company.

6.             Dividends; Dividend Reinvestment Plan. As described more fully in the Memorandum, each Company generally intends to distribute on a quarterly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Company shall not have to pay corporate-level income tax, subject to the discretion of the Board. Each Company has adopted a dividend reinvestment plan (as may be amended from time to time, “Dividend Reinvestment Plan”), pursuant to which, prior to a Liquidity Event, the Company shall reinvest all cash distributions declared by the Board on behalf of any Shareholder, other than any Shareholder that has affirmatively elected to opt out of the Dividend Reinvestment Plan, in exchange for such Shareholder receiving a number of newly issued Shares equal to the quotient determined by dividing the amount of cash otherwise to be distributed to such Shareholder in connection with such distribution by NAV per Share as of the valuation date fixed by the Board for such distribution. The Subscriber may opt out of the Dividend Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Dividend Reinvestment Plan may be altered by notifying SS&C Technologies (“SS&C”), the Dividend Reinvestment Plan Administrator, in writing at 430 W 7th Street, Suite 219952 Kansas City, MO 64105-1407. A change in election must be received by SS&C at least ten (10) calendar days prior to any distribution date; otherwise, such election shall be effective only with respect to any subsequent distributions. The Subscriber acknowledges and agrees that any distributions received by the Subscriber or reinvested by the Company on the Subscriber’s behalf pursuant to the Dividend Reinvestment Plan shall have no effect on the amount of the Subscriber’s Undrawn Commitment.

7.              Representations and Warranties of the Subscriber.

The Subscriber represents and warrants to each relevant Company as follows:

(a)            Private Placement.

(i)          The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred (as defined below) in any manner that would require the Company to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(ii)         The Subscriber understands that the Company requires each investor in the Company to be either (A) an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), and the Subscriber represents and warrants that it is an Accredited Investor, or (B) in the case of Shares sold outside the United States, not a “U.S. person” in accordance with Regulation S of the Securities Act, and, if it is not an Accredited Investor, the Subscriber represents and warrants that it is not a “U.S. person” as defined in Regulation S of the Securities Act.

(iii)        The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. Furthermore, the Subscriber understands that offerings and sales made outside the United States may be made pursuant to Regulation S under the Securities Act. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(iv)        The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber shall not, directly or indirectly, Transfer all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, (ii) any applicable U.S. federal or state or non-U.S. securities laws and (iii) the terms of this Subscription Agreement and the Charter. The Subscriber understands that it may be required to bear the economic risk of its investment in the Shares for a substantial period of time because, among other reasons, the offering and sale of the Shares have not been registered under the Securities Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.

(b)            The Subscriber is not subject to and is not aware of any facts that would cause such Subscriber to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c)            The Subscriber has received, read carefully in its entirety, and understands the relevant Memorandum, which is available in English. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Company, including the fees outlined in the sections titled “Summary of Key Terms Base Management and Incentive Fees” of the relevant Memorandum and the risks and other considerations set forth in the sections titled “Potential Conflicts of Interest” and “Risk Factors.” The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the relevant Company, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the relevant Company sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the relevant Company, other than this Subscription Agreement and the Operative Documents.

(d)           The Subscriber has substantial knowledge and experience in business and financial matters, is capable of evaluating the merits and risks of a purchase of the Shares, has not relied upon the Company, the Adviser or any placement agent used in connection with the this offering of Shares for investment, legal or tax advice in making its investment decision and has relied only on its own advisers for investment, legal and tax advice in making its investment decision. The Subscriber understands that there can be no assurance that the Company will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e)            The Subscriber has the financial ability to bear the economic risk of its investment in the Company (including the possible loss of its investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f)            The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

(g)            If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown on the signature page below. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown on the signature page below. The Subscriber received the Operative Documents and this Subscription Agreement at the address of the Subscriber on the signature page below.

(h)           The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Company, unless the Subscriber has so notified the Company in writing.

(i)             If the Subscriber is not a natural person, then, unless the Subscriber has notified the Company in writing that the Subscriber was formed for the specific purpose of acquiring Shares and all of the equity holders of the Subscriber are Accredited Investors, the Subscriber’s Commitment does not exceed 40% of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of the Subscriber’s committed capital). If at any time the Subscriber holds Shares, the Subscriber shall no longer be in compliance with the provisions of this Section 7(i), it shall promptly notify the Company.

(j)             If the Subscriber is not a citizen of the United States, or a resident of or entity created under the laws of any state of the United States (any such citizen, resident or entity being hereinafter called a “Domestic Person”), the Subscriber is not purchasing the Shares on behalf of any Domestic Person, and the Subscriber has no present intention of becoming a Domestic Person.

(k)            If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement (i) has been duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l)            The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder do not and shall not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement and to be exercised under the Charter and Delaware law has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(m)          The Subscriber understands that the Company intends to file or has filed an election to be treated as a BDC under the Investment Company Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(n)           The Subscriber: (i) is not registered or required to be registered as an “investment company” under the Investment Company Act; (ii) has not elected to be regulated as a BDC under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC.

(o)           ERISA Matters. If the Subscriber is or will be (x) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to ERISA, (y) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (x) an entity that is, or is deemed to be, using “plan assets” for purposes of ERISA or Section 4975 of the Code to purchase or hold its investments (each of the foregoing, a “Plan”), the Subscriber has so indicated in, and has completed each applicable question in, the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:

(i)          the acquisition and the subsequent holding of Shares do not and will not constitute a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;

(ii)        the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that is independent of the Company, the Adviser and their respective employees, representatives and affiliates, is qualified to make investment decisions on behalf of the Plan and has authorized the Subscriber’s investment in the Company;

(iii)       the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;

(iv)       the Plan Fiduciary has been informed about the fee structure of the Company, including the incentive fee component, and has concluded that such fees are reasonable and the investment in the Company otherwise constitutes a reasonable contract or arrangement, and the Subscriber acknowledges and agrees that none of the Adviser or its employees, representatives or affiliates have any discretion, or are otherwise acting in a fiduciary capacity with respect to the Plan’s investment in the Company, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Company;

(v)         the Subscriber acknowledges that the Company has the authority to require, as permitted by applicable law, the redemption, withdrawal or other cancellation of any Shares if it is determined that the continued holding of such Shares could result in the Company being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and

(vi)        without limiting the remedies in the event of a breach the Subscriber agrees promptly to provide to the Company such information as the Company may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or compliance with ERISA arising in connection with the Subscriber’s investment in the Company, or the operation or investments of the Company.

The representations and warranties set forth in this Section 7(o) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 7(o) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Company in writing.

(p)           The Subscriber has notified, or shall promptly notify, the Company if the Subscriber is or becomes a person that may be disqualified from participating in the Company’s acquisition of securities sold in a public offering under Rules 5130 an 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

(q)           If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671–679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Company will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Company. Except as otherwise disclosed to the Company in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.

(r)            None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(s)            The Subscriber agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Subscriber's representations and warranties herein or to comply with any law or regulation to which the Company, the Adviser, the Administrator or a portfolio company of the Company may be subject.

(t)            The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Company’s Privacy Policies and Practices attached hereto as Appendix F.

(u)           The Subscriber agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Subscription Agreement, each Drawdown Date and Catch-Up Date, as applicable, and the dissolution of the Company, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Company prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 7 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable), ceases to be true at any time following the date hereof.

(v)          Representations for non-U.S. investors who are not Accredited Investors:

(i)        The Subscriber represents and warrants that it is not a “U.S. person,” as defined in Regulation S of the Securities Act (“U.S. Person”), referenced in Appendix H hereto, and the Subscriber has heretofore notified the Company in writing of such status.

(ii)        The Subscriber will notify the Company immediately if the Investor becomes a U.S. Person.

(iii)       The Subscriber represents and warrants that the Subscriber is acquiring the Shares for its own account for investment purposes only and is not subscribing on behalf of or funding its commitment with funds obtained from a U.S. Person.

(iv)       Except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. Person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Shares were made to or by the Subscriber while the Subscriber was outside the United States and at the time the Subscribers order to buy the Shares originated (and at the time this Subscription Agreement was executed by the Subscriber) the Subscriber was outside the United States.

8.            Representations and Warranties of the Company.

Each relevant Company represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):

(a)        The Company is, or shall be at the Closing Date, duly formed, validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Memorandum and the Operative Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

(b)          No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Company is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing Date or are made or obtained hereafter within the time prescribed by law. All actions required to be taken by the Company as a condition to the issuance and sale of the Shares shall have been taken at or before the Closing Date. The execution and delivery of this Subscription Agreement by the Company shall not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company. Upon execution and delivery by the Company, this Subscription Agreement (i) shall have been duly executed and delivered by the Company, and (ii) shall constitute the legal, valid and binding obligation of the Company, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

(c)        The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Operative Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

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9.            Additional Limitations on Transfer of Commitments and Shares.

(a)        During the Restricted Period (as defined in Appendix G), the Subscriber may not Transfer (or publicly announce, or cause to be publicly announced, its intent to Transfer) all or any portion of its Shares or Commitment unless (i) the relevant Company provides its prior written consent, (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in Appendix G. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following a Liquidity Event, the Subscriber acknowledges and agrees that it may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of a Qualified Listing, if any, the specific terms of which lock-up agreement, including the exact time periods of the applicable restrictions, and any other limitations on the sale of Shares in connection with or following a Liquidity Event may be modified and agreed to prior to the Liquidity Event between, on the one hand, the Board and/or the Adviser, acting on behalf of the Shareholders, and on the other hand, the underwriters or other similar institutions, acting on the Company’s behalf, in connection with a Liquidity Event, and that the Subscriber shall be bound by any such terms and limitations.

(b)         The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Commitment or Shares under this Subscription Agreement, the Charter and applicable law, including the fact that (A) there is no established market for the Shares and it is possible that no public market for the Shares will develop; (B) the Shares are not currently, and Shareholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction, and therefore the Shares cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in a Company.

(c)        Notwithstanding any other provisions of this Subscription Agreement, the Subscriber covenants that it shall not Transfer all or any part of the Shares or its Commitment (or purport to do so) if such Transfer would cause (A) the Company or the Adviser to be in violation of the U.S. Bank Secrecy Act, as amended, the U.S. Money Laundering Control Act of 1986, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA PATRIOT Act”), or any similar U.S. federal, state or non-U.S. law or regulation; or (B) the Shares to be held by a country, territory, entity or individual currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or by any entity or individual that resides or has a place of business in, or is organized under the laws of, a country or territory that is subject to any sanctions administered by OFAC.

10.          Compliance with Specific Laws.

(a)           Anti-Money Laundering.

(i)          Neither the Subscriber, any of its affiliates or beneficial owners, nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, the list of Foreign Sanctions Evaders maintained by OFAC, or any other lists of restricted parties maintained by the U.S. Government, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares shall be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “non-cooperative country or territory” by the Financial Action Task Force or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) shall retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities and all Commitments by the Subscriber were not, and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities.

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(ii)         The Subscriber shall provide to the Company at any time such information as a Company determines to be necessary or appropriate (A) to comply with the USA PATRIOT Act or the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Company’s privacy policies to the contrary, may then be disclosed to such persons), or to update such information. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption of the Subscriber’s Shares. Subscriber represents that all evidence of identity provided is genuine.

(iii)        All payments and contributions by the Subscriber to a Company, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that such bank is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b)          Affirmation. The representations and warranties set forth in this Section 10 shall be deemed repeated and reaffirmed by the Subscriber to a Company as of each date that the Subscriber is required to pay a Drawdown Purchase Price or Catch-Up Purchase Price (or portion thereof) or other payment to, or receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Dividend Reinvestment Plan), such Company. If at any time during the term of a relevant Company, the representations and warranties set forth in this Section 10 cease to be true, the Subscriber shall promptly so notify the Company in writing.

(c)          Remedies for Failure to Comply with Section 10. The Subscriber understands and agrees that a Company may not accept any amounts from the Subscriber if it cannot make the representations set forth in this Section 10, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures, (1) in order to comply with governmental regulations or if a Company determines in its sole discretion that such action is in the best interests of the Company, the Company may “freeze the account” of the Subscriber, either by prohibiting additional investments by the Subscriber, refusing to process a distribution to Subscriber or suspending other rights the Subscriber may have under this Subscription Agreement or the Charter and the Bylaws and (2) a Company may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

11.         FATCA / CRS Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, each Company and the Administrator or their respective authorized agents may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service.  The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by a Company or the Administrator or their respective authorized agents sufficient for the Company to comply with its obligations under FATCA. The Subscriber also agrees to complete the appropriate form of Common Reporting Standard Self Certification, available in Appendix I hereto, to enable each Company to comply with its obligations under the Organization for Economic Cooperation and Development’s Common Reporting Standard (“CRS”). The Subscriber acknowledges that, if the Subscriber does not provide the requested information and documentation, a Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless each Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner.  The Subscriber shall have no claim against a Company, the Administrator, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

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12.          Subscriber Information.

Each Company reserves the right to request such information as is necessary to verify the identity of the Subscriber or as may reasonably be requested by the Company in connection with its operations, including such information requested by the Company in connection with entering into any borrowing or other financing arrangement. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as a Company may request to verify the accuracy of the Subscriber’s representations and warranties or as required for the Company’s operations. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, a Company may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

The Subscriber agrees further that the Adviser and each Company shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or distribution if such information as has been required by the Company has not been provided by the Subscriber or which the Adviser or a Company may suffer as a result of any violations of law committed by the Subscriber.

13.         Applicable Law

THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

14.         Notices.

All notices, consents, requests, demands, offers, reports, and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, or by air courier guaranteeing overnight delivery, addressed as set forth below. Any notice shall be deemed to have been duly given if (i) personally delivered or delivered by facsimile, when received, or (ii) sent by U.S. Express Mail or recognized overnight courier on the second following Business Day (or third following Business Day if mailed outside the United States), (iii) delivered by e-mail, when received; or (iv) posted on a password protected website maintained by a Company or its affiliates and for which any Investor has received confirmation of such posting and access instructions by electronic mail, when such confirmation is sent.

If to a Company, to:

[Name of Company]

PO Box 25250, PMB 13941

Miami, Florida 33102-5250

Phone: (786) 598 2089

Attention: General Counsel

E-mail: Legal@lafayettesquare.com

and, if to the Subscriber, to the address or e-mail address set forth in the Investor Questionnaire or such other mailing address or facsimile number of which such Subscriber shall advise the Company in writing. A Company or the Subscriber may change its address by giving notices to the other in the manner described herein on or before the date of any such change.

The provisions of this Section 14 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

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15.         Power of Attorney.

By executing this Subscription Agreement the Subscriber hereby makes, constitutes and appoints the relevant Company or Companies with full power of substitution and resubstitution, its true and lawful attorney-in-fact, in the Subscriber’s name, place and stead and in any and all capacities for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a)         any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of a Company’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b)          all certificates and other instruments deemed advisable by a Company in order for the Company to enter into any borrowing or other financing arrangement, including any Subscription Facility, and to grant any pledge or other security interest, including over the Subscriber’s Commitment or Shares, in connection therewith;

(c)       all certificates and other instruments deemed advisable by a Company to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Company to become or to continue as a BDC;

(d)       all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of a Company including, but not limited to, any shareholder vote to effect the same;

(e)          all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of a Company;

(f)          the conversion of a Company from a Delaware limited liability company to a Delaware corporation in connection with, before or following the Company’s election to be regulated as a BDC under the Investment Company Act; and

(g)       any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of a Company.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Investors or by listing all the Investors with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or any transfer or assignment of its interest in the relevant Company; provided, however, that such power of attorney shall so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Subscriber’s successor-in-interest. Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the relevant Company and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Shareholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the relevant Company, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Company may request.

16.         Effect of Representations; Survival; Indemnity

The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that each Company and the Adviser, and the controlling persons of the Adviser and the Company, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties shall remain true and complete on the date of acceptance by each relevant Company of the Subscriber’s subscription hereunder.

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This Subscription Agreement, including all representations and warranties of the Subscriber contained herein, shall survive the sale of the Shares to the Subscriber, and the admission of the Subscriber as a Shareholder of a Company.

To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless each Company, the Adviser and their respective controlling persons, officers, directors, members, partners, employees, shareholders and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) due to or arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any attachments hereto, including the Investor Questionnaire, or in the Operative Documents.  Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

17.         Confidentiality.

The Subscriber acknowledges that the Memorandum and other information relating to the Companies, including this Subscription Agreement (the “Confidential Information”), have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Companies and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser. The Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information.

The Subscriber agrees that (whether or not such Subscriber purchases any Shares), without the prior written consent of the relevant Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not reproduce, distribute or make available the Memorandum or any other Confidential Information, in whole or in part, to any person other than (a) such Subscriber’s investment, legal, tax, accounting and other advisers assisting in the Subscriber’s evaluation of an investment in the Shares, (b) any person who is an officer or employee of the Subscriber who is involved in its investments, or (c) any partner (general or limited) or affiliate of the Subscriber (provided in the case of each of clauses (a), (b) and (c) that such advisers or other persons are first advised of and agree to comply with the confidentiality and use restrictions on Confidential Information and provided further that, the Subscriber remains responsible for such advisers’ or other person’s compliance with the restrictions contained herein), it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 17 and the Subscriber remains liable for any breach of this Section 17 by its investors; provided, however, that the Subscriber may disclose or make available the Confidential Information or a portion thereof to another person to the extent that such information is (i) previously known by such person through a source (other than from the Company or its affiliates or as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) not bound by any obligation to keep confidential such information, (b) in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information), (c) later lawfully obtained by such person from sources (other than from the Company or its affiliates or as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) not bound by any obligation to keep such information confidential or (d) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 17, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 17, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum and any other information relating to the Company in the event that the Subscriber does not purchase any Shares or promptly upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 17 by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

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18.         No Joint Liability Among the Companies, the Adviser, and the Administrator.

No Company shall be liable for the fulfillment of any obligation of any other Company or of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of a Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of a Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Companies, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

19.         Independent Nature of Subscribers’ Obligations and Rights.

The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any Closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

20.         Third-Party Beneficiaries.

Subscriber acknowledges and agrees that each of Lafayette Square Holding Company, LLC and its present and future affiliates will be a third-party beneficiary with respect to this Subscription Agreement, and it shall be entitled to enforce any rights or remedies which are intended to benefit it hereunder to the same extent as if it was a party to this Subscription Agreement. Subscriber further acknowledges and agrees that Subscriber is not intended to be a third-party beneficiary of any contract entered into by (or on behalf of) the Company, including contracts with the Adviser, the Administrator or other parties who provide services to the Company.

21.       Amendments and Waivers.

This Subscription Agreement may be amended only with the written consent of the Subscriber and the relevant Company or Companies. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition.  No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion.  No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same.  Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted.  All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

22.       Successors and Assigns.

This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto.  However, except as otherwise provided in this Subscription Agreement, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement, and any attempted transfer shall be void and without force or effect.

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23.       Construction.

The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement.

As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.

All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

24.       Arbitration; Venue; Waiver of Jury Trial.

Any dispute relating to this Subscription Agreement which cannot be amicably resolved between the parties shall be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then prevailing, and the decision of the arbitrators shall be final and binding on all the parties.  Notwithstanding the foregoing, the parties agree that no consequential, indirect, exemplary or punitive damages shall be awarded in any such arbitration.  The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be shared equally by the parties, subject to the indemnification provisions set forth in Section 16.  The parties agree that exclusive venue for any arbitration pursuant to this Section 24 shall be in New Castle County, Delaware and that notice of such arbitration may be provided in the manner set forth in Section 14.

In addition, the parties hereby agree that, except as may otherwise be set forth in the Charter, the federal or state courts in New Castle County, Delaware shall have exclusive jurisdiction over any claim or cause of action directly or indirectly based upon or arising out of or directly or indirectly related to this Subscription Agreement that is deemed to be not covered by this arbitration clause. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Company in writing, the Subscriber hereby irrevocably and unconditionally WAIVES ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF, OR DIRECTLY OR INDIRECTLY RELATED TO, THIS SUBSCRIPTION AGREEMENT.

Notwithstanding anything to the contrary in this Subscription Agreement, unless a Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

25.         Severability

If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

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26.        Counterparts; Facsimile or PDF Signatures.

This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Electronic signatures and facsimile or PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding and shall be of the same legal effect, validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law.

27.        No Independent Legal Representation.

Dechert LLP (“Dechert”) has acted as legal counsel to each Company in connection with the offering of Shares. As of the Closing Date, Dechert also acts as legal counsel to the Adviser and its affiliates.  Conflicts could arise due to these multiple representations.  The Subscriber understands that, in connection with the offering and subsequent advice provided to a Company, Dechert will not represent Shareholders of any Company, and no independent legal counsel has been retained to represent the Shareholders of any Company.  The Subscriber hereby acknowledges and agrees that in the event that any dispute or controversy arises between any Subscriber and a Company or between any Subscriber and the Adviser and/or any of its affiliates that Dechert represents, then each Subscriber agrees that Dechert may represent the Company or the Adviser and/or its affiliates in any such dispute or controversy to the fullest extent permitted by applicable law, regulation or professional rules in the relevant jurisdictions and each Subscriber hereby consents to such representation.

28.       Electronic Delivery of Communications.

The Subscriber hereby acknowledges and agrees that the Companies and/or the Adviser may deliver and make reports, statements and other communications, including, without limitation, the Memorandum, the Operative Documents, this Subscription Agreement, Forms 1099 and other tax-related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site.  It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) set forth in the Investor Questionnaire change(s). The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

29.       Entire Agreement.

This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

[End of page – signature pages follow]

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Lafayette Square BDCs
Subscription Agreement Signature Page

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of____________________, 20___ for the following Companies, with the following capital commitments:

Company	Capital Commitment
☐ Lafayette Square Empire BDC, Inc.	$_________________________________ ☐*
☐ Lafayette Square Gulf Coast BDC, Inc.	$_________________________________ ☐*
☐ Lafayette Square Mid-Atlantic BDC, Inc.	$_________________________________ ☐*
☐ [●]	$_________________________________ ☐*
☐ Lafayette Square Southeast BDC, Inc.	$_________________________________ ☐*

*Please check the box if this is a subsequent capital commitment rather than an initial capital commitment to the company indicated in the left-hand column of the row.

Name of the Subscriber (exactly as it appears in the Subscriber’s records)*

Signature of Subscriber or Authorized Signatory	Additional Signature if Required

Print Name	Print Name of Additional Signatory

DOB	DOB of Additional Signatory

Address**	Address of Additional Signatory**

Title	Print Title of Additional Signatory

Social Security Number/Federal Tax Identification Number	Social Security Number/Federal Tax Identification Number

E-mail address of Subscriber	E-mail address of Additional Signatory

Phone number of Subscriber	Phone number of Additional Signatory

Citizenship Status of Subscriber***	Citizenship Status of Additional Signatory***

Record Address of the Subscriber (P.O. Boxes cannot be accepted)****:

Name of Trustees or Fiduciaries exercising investment discretion with respect to the Subscriber:

Signature	Printed Name	Title

If applicable, the custodian of the Subscriber, including a custodian for an IRA, should complete and sign the bottom line of this signature page

Signature	Printed Name	Title

*If the Subscriber is an IRA, the person who directed the IRA’s investment in the Company should execute the representation on the next page.

**If the address of the Subscriber(s) is the same as the record address, please leave blank.

***Please list one of the three following categories: (1) U.S. Citizen, (2) Resident Alien, (3) Non-Resident Alien. If the Subscriber or Additional Signatory is a non-resident alien, provide relevant W-8BEN.

****The record address should be the legal residence address where the Subscriber files tax returns.

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FROM AN IRA

If the Subscriber is an IRA, the individual who established the IRA or other person who directed the IRA’s investment in the Company, as the case may be: (i) has directed the custodian of the IRA to execute this Subscription Agreement as an Authorized Signatory; (ii) has exclusive authority with respect to the decision to invest in the Company; and (iii) has signed below to indicate that he or she has reviewed this Subscription Agreement and so directs the custodian, and certifies as to the accuracy of the representation and warranties made by the Subscriber herein.

Signature of Person Directing an IRA Investment

Print Name of IRA

Print Name of Custodian

Address and E-mail of Custodian and
Contact Person:

Account or Other Reference Number:

Custodian’s Tax I.D. Number

Custodian Authorization

BROKER-DEALER RELATED INFORMATION

Broker-dealer name or RIA firm name	Financial representative name

Advisor/CRD number	Branch Number

Financial representative signature	Principal Signature

Date (mm/dd/yyyy)	Date (mm/dd/yyyy)

Mailing Address	Email Address

APPENDIX A
INVESTOR QUESTIONNAIRE

Please complete each Section of this Investor Questionnaire. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement, unless indicated otherwise.

I.	General Information.

1.           If Subscriber is not holding for Subscriber’s own account, provide the name and address for whom the interest is being held:

2.           Investor category of Subscriber (check all that apply)

☐	Individual U.S. person (including your trust)	☐	Banking or thrift institution
☐	Individual Non-U.S. person (including trust)	☐	State or municipal government entity
☐	Broker-dealer		(excluding pension plans)
☐	Insurance company	☐	State or municipal pension plan
☐	Investment company registered with SEC	☐	Sovereign wealth fund and
☐	Private fund		foreign official institutions
☐	Non-profit	☐	Other Non-U.S. person
☐	Pension plan (excluding government plans)	☐	Other

3.           Form of Subscriber (check all that are applicable):

☐	Individual	☐	Grantor trust
☐	Joint tenants	☐	Other trust
☐	Tenants in common	☐	IRA/Keough Plan/SEP
☐	Limited partnership	☐	Other Employee benefit plan
☐	General partnership	☐	Non-profit, endowment or foundation
☐	Limited liability company	☐	Other exempt organization
☐	C corporation	☐	Nominee
☐	S corporation	☐	Fiduciary
☐	Estate	☐	Disregarded entity
		☐	Other (describe):_____________________

4.           Tax year end (month and day): _____________________

5.           Is the Subscriber a “fund of funds”?

☐ Yes    ☐ No

6.           If the Subscriber is an individual, or if the Subscriber is an entity in which an individual holds, directly or indirectly, more than five percent (5.0%) of the ownership or beneficial interests, please identify (i) all such individuals, and (ii) all entities for which such individuals serve as employee, officer or director.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

II.	Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the Securities Act, and has indicated below each category under which the Subscriber qualifies as an accredited investor.

The Subscriber is:

☐	(i)	A natural person whose individual net worth, or joint net worth with that person's spouse or spousal equivalent, exceeds $1,000,000.

☐	(ii)	A natural person who had individual income in excess of $200,000 in each of the most recent two years, or joint income with that person's spouse or spousal equivalent in excess of $300,000 in each of the most recent two years and who has a reasonable expectation of reaching the same income level in the current year.

☐	(iii)	A director or executive officer (as defined in Rule 501(f) of Regulation D under the Securities Act) of the Company.

☐	(iv)	A natural person (or the grantor, in the case of a revocable grantor trust) holding in good standing a Series 7, 65 and/or 82 license and/or such other professional certification(s) or designation(s) or credential(s) from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status (please specify in the space provided): ________________________________________________________.

☐	(v)	A natural person (or the grantor, in the case of a revocable grantor trust) who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act.

☐	(vi)	A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

☐	(vii)	A broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	(viii)	An insurance company (as defined in Section 2(a)(13) of the Securities Act).

☐	(ix)	An investment company registered under the Investment Company Act or a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

☐	(x)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, or a Rural Business Investment Company (as defined in Section 384A of the Consolidated Farm and Rural Development Act).

☐	(xi)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or registered pursuant to the laws of a state or an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act.

☐	(xii)	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

☐	(xiii)

An employee benefit plan within the meaning of ERISA, if (A) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment advisor, (B) the employee benefit plan has total assets in excess of $5,000,000 or (C) if the plan is a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

☐	(xiv)	A private business development company (as defined in Section 202(a)(22) of the Advisers Act).

☐	(xv)	A corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring securities, with total assets in excess of $5,000,000.

☐	(xvi)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring securities, whose acquisition is directed by a person who, either alone or with his or her purchaser representative(s), has such knowledge and experience in financial business matters that such person is capable of evaluating the merits and risks of acquiring securities.

☐	(xvii)	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, in each case not formed for the specific purpose of acquiring the Interests, with total assets under management in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	(xviii)	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment in the Interests is directed by such family office by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	(xix)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the Interests, with total investments (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.

☐	(xx)	An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.

Check all applicable categories.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

III.	Supplemental Information

1.	Is the Subscriber, or will the Subscriber be, a Benefit Plan Investor (as defined below) or is it or will it use the assets of an entity or other Person that is or will in the future be a Benefit Plan Investor to invest in the Company?

☐ Yes   ☐ No

A “Benefit Plan Investor” is

•	Any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to ERISA.

•	Any “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code. Such a plan includes, without limitation, an “individual retirement account” described in Section 408 or 408A of the Code, a Keogh plan, an Archer MSA described in Section 220(d) of the Code, a Coverdell education savings account described in Section 530 of the Code and a health saving account described in Section 223(d) of the Code.

•	Any entity that is, or would be deemed to be using “plan assets” (within the meaning of Section 3(42) of ERISA) to purchase or hold its investments.

2.

Is the Subscriber, or will the Subscriber be, an entity (other than an insurance company general account), whose assets will be deemed to constitute “plan assets” subject to ERISA or Section 4975 of the Code by reason of investment in such entity by other Benefit Plan Investors?

☐ Yes   ☐ No

3.	Answer this Question only if the answer to Question (2) above is “yes”: What is the maximum percentage of the Subscriber’s assets that constitutes or will constitute “plan assets” subject to ERISA or Section 4975 of the Code?

_____________%

4.	If the Subscriber is or will be an insurance company general account, does or will any portion of the underlying assets in its general account constitute “plan assets” subject to ERISA or Section 4975 of the Code?

☐ Yes   ☐ No

5.	Answer this Question only if the answer to Question (4) above is “yes”: What is the maximum percentage of the assets in the Subscriber’s general account that constitutes or will constitute “plan assets” subject to ERISA or Section 4975 of the Code?

_____________%

Without limiting the remedies available in the event of a breach, the Subscriber agrees promptly to notify the Company in writing if there is a change in the percentage as set forth in Question (3) or Question (5) above and at such other time or times as the Company may request.

Related Parties/Other Beneficial Parties

6.	Is the Subscriber, or will the Subscriber be, a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ Yes   ☐ No

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

7.	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

☐ Yes   ☐ No

If the question above was answered “Yes,” please indicated the name of such other investor in the space below:

8.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, a “nominee” Subscriber or a Subscriber who has entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes.”)

☐ Yes   ☐ No

If either question above was answered “Yes,” please contact the Administrator for additional information that will be required.

BHC Investor Status

9.	Is the Subscriber a “BHC Investor”?*

☐ Yes   ☐ No

*A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

IV.	Dividend Reinvestment Plan.

Pursuant to the Company’s dividend reinvestment plan, cash distributions to investors are automatically reinvested for additional Shares. Subscribers may opt in or opt out of the plan by checking the appropriate box below. Elections may be altered by notifying SS&C in writing at 430 W 7th Street, Suite 219952 Kansas City, MO 64105-1407. A change in election must be received by SS&C at least ten calendar days prior to any distribution date; otherwise, such election shall be effective only with respect to any subsequent distributions.

If neither box is checked, Subscriber will be automatically enrolled in the Company’s dividend reinvestment plan.

☐ Opt-out of the Dividend Reinvestment Plan to receive cash distributions

☐ Opt-in to the Dividend Reinvestment Plan to reinvest distributions for additional Shares

If you elected to Opt-out of the Dividend Reinvestment Plan, you must provide the below bank instructions, or you will remain enrolled in the Company’s Dividend Reinvestment Plan.

Your Bank’s ABA Routing Number	Your Bank Account Number

Financial Institution Name	Mailing Address

City	State

Zip Code

V.	Supplemental Data for Entities

1.	If the Subscriber is not a natural person, the Subscriber must furnish the following supplemental data (Natural persons may skip this Section V of the Investor Questionnaire):

Jurisdiction of organization and location of domicile:

Subscriber Control Person*:

*For all entity accounts a Control Person is required. The Control person must be a person with significant responsibility for managing the Subscriber, including an executive officer or senior manager.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

Is the Subscriber (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member), (c) an organization described in Sections 401(a) or 501 of the Code or (d) a trust permanently set aside or to be used for a charitable purpose?

☐ Yes   ☐ No

Is the Subscriber acting on behalf of an unrelated third party (e.g., nominee arrangement)?

☐ Yes   ☐ No

If “Yes,” please describe the arrangement:

Does the Subscriber have one or more ultimate beneficiaries who (a) are entitled to 10% or more of the proceeds from this investment or (b) hold 10% or more of the control rights of the Subscriber?

☐ Yes   ☐ No

Is the Subscriber or any of the ultimate beneficiaries publicly traded?

☐ Yes   ☐ No

Is the Subscriber or any of the ultimate beneficiaries a regulated entity?

☐ Yes   ☐ No

If the response to any of the above questions is “yes,” please complete the below chart. If there is insufficient space in the chart, please include additional sheets of paper with the relevant information.

Name of Subscriber and Each 10% Beneficial Owner	If the Subscriber or Any of the 10% Beneficial Owners Is Publicly Traded, Please Identify the Exchange for the Public Trading.	If the Subscriber or Any of the 10% Beneficial Owners Is a Regulated Entity, Please Identify Regulator and Jurisdiction.

For each 10% Beneficial Owner of the Subscriber and the Control Person listed above, please provide the below information.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

Name	Date of Birth	Address (Residential of Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number*

*In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

2.	Was the Subscriber organized for the specific purpose of acquiring Shares?
☐ Yes ☐ No
If the above question was answered “Yes,” please contact the Company for additional information that will be required.
3.a.	Is the Subscriber a grantor trust, a partnership or an S-Corporation for U.S. federal income tax purposes?
☐ Yes ☐ No
3.b.	If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Subscriber is (or may at any time during the term of the Company be) attributable to the Subscriber’s (direct or indirect) interest in the Company; or

☐ Yes ☐ No
(ii) it is a principal purpose of the Subscriber’s participation in the Company to permit any entity to satisfy the 100 partner limitation contained in U.S. Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes ☐ No

If either question above was answered “Yes,” please contact the Company for additional information that will be required.

Lafayette Square BDCs

INVESTOR QUESTIONNAIRE

4.

Are shareholders, partners or other holders of equity or beneficial interests in the Subscriber able to decide individually whether to participate, or the extent of their participation, in the Subscriber’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Subscriber determine whether their capital will form part of the capital invested by the Subscriber in the Company)?

☐ Yes ☐ No
If the above question was answered “Yes,” please contact the Company for additional information that will be required.
5.a.	Is the Subscriber a private investment company which is not registered under the Investment Company Act in reliance on: Section 3(c)(1) thereof? ☐ Yes ☐ No Section 3(c)(7) thereof? ☐ Yes ☐ No
5.b.	If the Subscriber answered “Yes” to any part of question 5.a. please indicate whether or not the Subscriber was formed on or before April 30, 1996.
☐ Yes ☐ No
5.c.

If question 5.b. was answered “Yes,” please indicate whether or not the Subscriber has obtained the consent of its direct and indirect beneficial owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder.

☐ Yes ☐ No
If question 5.c. was answered “No,” please contact the Company for additional information that will be required.
5.d.	Does the amount of the Subscriber’s Commitment exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Subscriber?
☐ Yes ☐ No
6.	Is the Subscriber an “investment company” registered or required to be registered under the Investment Company Act, as amended?
☐ Yes ☐ No
7.

Is the Subscriber subject to the U.S. Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement that might result in the disclosure of confidential information relating to the Company?

☐ Yes ☐ No
If the question above was answered “Yes,” please indicate the relevant laws to which the Subscriber is subject and provide any additional explanatory information in the space below:

Lafayette Square BDCs
INVESTOR QUESTIONNAIRE

8.a.	If the Subscriber is an entity substantially owned by a “government entity”[1] (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:

Please note that, if the Subscriber enters the name of a government entity in response to this question 8.a., the Company will treat the Subscriber as if it were the government entity for purposes of Rule 206(4)-5 of the Advisers Act (the “Pay to Play Rule”).

8.b.	If the Subscriber is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in question 8.a., the Subscriber hereby certifies that:

☐ other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Adviser or their affiliates in connection with the Subscriber’s subscription;

- OR -

☐ If the Subscriber cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Adviser or their affiliates or employees would be subject to in connection with the Subscriber’s subscription:

9.	Is the Subscriber (i) a private investment company which is not registered under the Investment Company Act in reliance on Section 3(c)(1) or Section 3(c)(7) thereof; (ii) an “investment company” registered under the Investment Company Act or (iii) a “business development company,” as defined in Section 202(a)(22) of the Advisers Act?

☐ Yes   ☐ No

If the box above was checked “Yes,” please contact the Company for additional information that will be required.

[1]	Any U.S. state or political subdivision of a U.S. state, including:

(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;

(ii)	A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Code, or a U.S. state general fund;

(iii)	Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Code, a retirement plan authorized by section 403(b) or 457 of the Code, or any similar program or plan; and

(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

Lafayette Square BDCs
INVESTOR QUESTIONNAIRE

[Remainder of Page Intentionally Left Blank]

Lafayette Square BDCs
INVESTOR QUESTIONNAIRE

The Subscriber understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Subscriber to purchase and own Shares in the Company. The Subscriber agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement or any of the information in the Investor Questionnaire becomes untrue at any time. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Subscriber’s status as an Accredited Investor, or to otherwise determine the eligibility of the Subscriber to purchase Shares in the Company. To the fullest extent permitted by law, the Subscriber agrees to indemnify and hold harmless the Company, the Administrator, the Adviser and each partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

Signatures:

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY, TRUST,
CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:

(Signature)

(Print Name and Title)

APPENDIX B

BYLAWS OF THE COMPANY

APPENDIX C
CERTIFICATE OF INCORPORATION OF THE COMPANY

APPENDIX D
INVESTMENT ADVISORY AGREEMENT

APPENDIX E
ADMINISTRATION AGREEMENT

APPENDIX F
NOTIFICATION OF PRIVACY POLICIES AND PRACTICES

How We Protect Your Customer Information

We and the Adviser are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how that information is used, how we protect that information and why, in certain cases, we may share information with select other parties.

What Kind of Information We Collect

The Company will collect non-public personal information about its stockholders in the ordinary course of establishing and servicing their accounts. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, tax identification number or social security number, account balance, income, investment activity and bank account information. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator), as discussed further below.

Who Has Access to Customer Information

We restrict access to non-public personal information about the Company’s stockholders to employees of the Adviser and its affiliates for everyday business purposes, for example, to service the investor’s accounts and, unless an investor opts out, to provide the investor with information about other products and services offered by the Company, the Adviser, or their respective affiliates that may be of interest to the investor.

In addition, the Company, the Adviser, or their respective affiliates may disclose information that the Company, the Adviser, or their respective affiliates collect regarding investors to third parties who are not affiliated with the Company, the Adviser, or their respective affiliates (1) as authorized by the investors in the applicable subscription agreements or the Company’s organizational documents; (2) as required by applicable law or in connection with a properly authorized legal or regulatory investigation, subpoena or summons, or to respond to judicial process or government regulatory authorities having property jurisdiction; (3) as required to fulfill investor instructions; or (4) as otherwise permitted by applicable law to perform support services for investor accounts or process investor transactions with the Company or its affiliates.

The Company and the Adviser maintain physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Adviser if there is any change in your personal information.

APPENDIX G
TRANSFER RESTRICTIONS

This Appendix G is attached to and made a part of the Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

During the Restricted Period, the Subscriber may not Transfer (or publicly announce, or cause to be publicly announced, its intent to Transfer) all or any portion of its Shares or Commitment without registration of the Transfer on the Company’s books, if applicable, and unless (1) the Company provides its prior written consent and (2) the Transfer is made in accordance with applicable securities laws. The “Restricted Period” is 180 days after the closing date of the Liquidity Event for all of the Shares held by a Shareholder prior to the closing date of the Liquidity Event, 270 days after the closing date of the Liquidity Event for two-thirds of the Shares held by a Shareholder prior to the closing date of the Liquidity Event and 365 days after the closing date of the Liquidity Event for one-third of the Shares held by a Shareholder prior to the closing date of the Liquidity Event.

In any event, the consent of the Company may be withheld in its sole discretion, including, among other reasons, (1) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Company) satisfactory in form and substance to the Company, such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be Transferred.

In addition, prior to a Liquidity Event sufficient to cause the Company to treat the Shares as a “publicly-offered security” for purposes of ERISA, the Company will use commercially reasonable efforts to prevent its assets from being deemed to be “plan assets” for purposes of ERISA or Section 4975 of the Code. The Company may reject any Transfer of Shares if such Transfer could (1) result in the Company’s assets being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any Similar Law.

The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any portion of its Commitment or Shares, prior to the consummation of such Transfer.

Any person that acquires all or any portion of the Commitment of the Subscriber in a Transfer permitted under this Appendix G shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Commitment, as between it and the Company it shall remain liable for its Commitment and for all payments of any Drawdown Purchase Price or Catch-Up Purchase Price required to be made by it (without taking into account the Transfer of all or a portion of the Commitment or Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Commitment, or portion thereof, executes and delivers to the Company documentation evidencing such person’s obligations to fund such Commitment.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and/or Commitment and shall be entitled to treat the transferor of the Shares and/or Commitment, as applicable, as the absolute owner or obligor thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent to the Transfer and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor. In the event any person is or becomes the owner of Shares in violation of the provisions of this Appendix G, Subscriber agrees and acknowledges that the Company shall have the power to repurchase, or cause to be repurchased, the Shares of such person; provided, any such repurchase will be conducted in accordance with the terms of the Charter and Bylaws, the Subscription Agreement and Section 23 of the Investment Company Act and applicable rules thereunder.

APPENDIX H
U.S. PERSON

The term “U.S. Person” means a person described in one or more of the following paragraphs:

1.	With respect to any person, any individual or entity that would be a U.S. Person under Regulation S promulgated under the Securities Act. For reference, the Regulation S definition is set forth below.

2.	With respect to individuals, any U.S. citizen or “resident alien” within the meaning of U.S. income tax laws as in effect from time to time. Currently, the term “resident alien” is defined under U.S. income tax laws to generally include any individual who (i) holds an Alien Registration Card (a “green card”) issued by the U.S. Immigration and Naturalization Service or (ii) meets a “substantial presence” test. The “substantial presence” test is generally met with respect to any current calendar year if (a) the individual was present in the U.S. on at least 31 days during such year and (b) the sum of the number of days on which such individual was present in the U.S. during the current year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days.

3.	With respect to persons other than individuals:

a.	corporation or partnership created or organized in the United States or under the laws of any political subdivision thereof;

b.	a trust where (a) a U.S. court is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. Persons have the authority to control all substantial decisions of the trust; and

c.	an estate which is subject to U.S. tax on its worldwide income from all sources.

Set forth below is the definition of “U.S. Person” contained in Regulation S under the Securities Act.

1.	“U.S. Person” means:

a.	Any natural person resident in the United States;

b.	Any partnership or corporation organized or incorporated under the laws of the United States;

c.	Any estate of which any executor or administrator is a U.S. Person;

d.	Any trust of which any trustee is a U.S. Person;

e.	Any agency or branch of a non-United States entity located in the United States;

f.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person;

g.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

h.	Any partnership or corporation if: (A) organized or incorporated under the laws of any jurisdiction other than the United States; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.	The following are not “U.S. Persons”:

a.	any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed to be a “U.S. Person”;

b.	any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed to be a “U.S. Person” if: (i) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by laws other than those of the United States;

c.	any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person;

d.	an employee benefit plan established and administered in accordance with (i) the laws of a country other than the United States and (ii) the customary practices and documentation of such country;

e.	any agency or branch of a U.S. Person located outside the United States if: the agency or branch (i) operates for valid business reasons, (ii) is engaged in the business of insurance or banking, and (iii) is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

f.	the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or their agencies, affiliates and pension plans, and any other similar international organization, or its agencies, affiliates and pension plans.

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APPENDIX I
Common Reporting Standard Self Certification